UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                               September 24, 2004

                              NL Industries, Inc.
          ------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     New Jersey                     1-640                     13-5267260
    ------------                   --------                   ----------
    (State or other               (Commission                 (IRS Employer
    jurisdiction of               File Number)                Identification
    incorporation)                                                No.)

        5430 LBJ Freeway, Suite 1700, Dallas, Texas            75240-2697
       -------------------------------------------             ----------
        (Address of principal executive offices)               (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]         Written communications pursuant to Rule 425 under the Securities
              Act (17 CFR 230.425)

[   ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
              (17 CFR 240.14a-12)

[   ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement.
Item 2.01           Completion of Acquisition or Disposition of Assets.


         On September 24, 2004, NL Industries, Inc. ("NL") completed the acquisition of an aggregate of 10,374,000 shares of the outstanding common stock of CompX International Inc. ("CompX"), representing approximately 68% of the total outstanding shares of common stock of CompX, that had been owned by Valhi, Inc. ("Valhi") and Valhi's wholly owned subsidiary, Valcor, Inc. ("Valcor"), at a purchase price of $16.25 per share, or an aggregate of approximately $168.6 million. A description of the terms of the acquisition is incorporated herein by reference to the Stock Purchase Agreement dated September 24, 2004 among NL, Valhi and Valcor that is filed as Exhibit 10.1 to this Current Report on Form 8-K. The purchase price was paid by NL's transfer to Valhi and Valcor of $168.6 million of NL's $200 million long-term note receivable from Kronos Worldwide, Inc., an affiliate of NL and Valhi. A description of the two promissory notes payable to Valhi and Valcor is incorporated herein by reference to Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. Valhi and another wholly owned subsidiary of Valhi own an aggregate of approximately 83% of NL's outstanding common stock. On May 20, 2004, NL announced that it had established a Special Committee of its Board of Directors comprised of directors who are not affiliated with Valhi to consider a possible transaction. Cypress Associates LLC served as financial advisor to NL's Special Committee and rendered an opinion to the Special Committee that the purchase price is fair, from a financial point of view, to NL. Piper Rudnick LLP served as independent legal advisor to NL's Special Committee. The Boards of Directors of Valhi and NL also approved the transaction.

Item 7.01           Regulation FD Disclosure.

         Pursuant to Item 7.01 of this current report, NL hereby furnishes the information set forth in the press release issued on September 24, 2004, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

         Exhibit 99.3 to this current report that the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration Statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01        Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

                  The audited consolidated financial statements of CompX International Inc. included in CompX's Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 1-13905) are included herein as Exhibit 99.4.

         (b) Pro forma financial information.

                  The Unaudited Pro Forma Condensed Consolidated Financial Statements of NL Industries, Inc. are included herein as Exhibit 99.5.


                (c) Exhibits.

                Item No.            Exhibit Index
                ----------          ----------------------------------------

                10.1 Stock Purchase Agreement dated September 24, 2004 between Valhi, Inc. and Valcor, Inc., as sellers, and NL Industries, Inc. as purchaser. The disclosure schedule attachment to this Exhibit 10.1 has not been filed; upon request, the registrant will furnish supplementally to the Securities and Exchange Commission a copy of this attachment.

                10.2 Promissory Note dated September 24, 2004 in the original principal amount of $31,422,500.00 payable to the order of NL Industries, Inc. and executed by Kronos Worldwide, Inc.

                23.1 Consent of PricewaterhouseCoopers LLP (to be filed by amendment within 71 calendar days after the date of the filing of this initial Current Report on Form 8-K pursuant to Instruction 9.01(a)(4) to the Instructions to Current Report on Form 8-K).

                99.1 Promissory Note dated September 24, 2004 in the original principal amount of $162,500,000.00 payable to the order of Valcor, Inc. and executed by Kronos Worldwide, Inc.

                99.2 Promissory Note dated September 24, 2004 in the original principal amount of $6,077,500.00 payable to the order of Valhi, Inc. and executed by Kronos Worldwide, Inc.

                99.3                Press release jointly issued by Valhi,  Inc.
                                    and NL  Industries,  Inc. on  September  24,
                                    2004.

                99.4 Audited consolidated financial statements of CompX International Inc. (to be filed by amendment within 71 calendar days after the date of the filing of this initial Current Report on Form 8-K pursuant to Instruction 9.01(a)(4) to the Instructions to Current Report on Form 8-K).

                99.5 Unaudited Pro Forma Condensed Consolidated Financial Statements of NL Industries, Inc. (to be filed by amendment within 71 calendar days after the date of the filing of this initial Current Report on Form 8-K pursuant to Instruction 9.01(b)(2) to the Instructions to Current Report on Form 8-K).

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NL Industries, Inc.
                                             (Registrant)




                                             By:   /s/ Gregory M. Swalwell
                                                   ----------------------------
                                                   Gregory M. Swalwell
                                                   Vice President, Finance and
                                                     Chief Financial Officer




Date:  September 28, 2004

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

10.1 Stock Purchase Agreement dated September 24, 2004 between Valhi, Inc. and Valcor, Inc., as sellers, and NL Industries, Inc. as purchaser. The disclosure schedule attachment to this
                  Exhibit 10.1 has not been filed; upon request, the registrant will furnish supplementally to the Securities and Exchange Commission a copy of this attachment.

10.2 Promissory Note dated September 24, 2004 in the original principal amount of $31,422,500.00 payable to the order of NL Industries, Inc. and executed by Kronos Worldwide, Inc.

23.1 Consent of PricewaterhouseCoopers LLP (to be filed by amendment within 71 calendar days after the date of the filing of this initial Current Report on Form 8-K pursuant to Instruction 9.01(a)(4) to the Instructions to Current Report on Form 8-K).

99.1 Promissory Note dated September 24, 2004 in the original principal amount of $162,500,000.00 payable to the order of Valcor, Inc. and executed by Kronos Worldwide, Inc.

99.2 Promissory Note dated September 24, 2004 in the original principal amount of $6,077,500.00 payable to the order of Valhi, Inc. and executed by Kronos Worldwide, Inc.

99.3 Press release jointly issued by Valhi, Inc. and NL Industries, Inc. on September 24, 2004.

99.5 Audited consolidated financial statements of CompX International Inc. (to be filed by amendment within 71 calendar days after the date of the filing of this initial Current Report on Form 8-K pursuant to Instruction 9.01(a)(4) to the Instructions to Current Report on Form 8-K).

99.6 Unaudited Pro Forma Condensed Consolidated Financial Statements of NL Industries, Inc. (to be filed by amendment within 71 calendar days after the date of the filing of this initial Current Report on Form 8-K pursuant to Instruction 9.01(b)(2) to the Instructions to Current Report on Form 8-K).